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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 24, 2006


                         GS Mortgage Securities Corp.

   (as depositor for the GSAA Home Equity Trust 2006-3 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-3, Asset-Backed Certificates, Series 2006-3)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-120274               13-3387389
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

       85 Broad Street, New York, New York                         10004
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    (Address of Principal Executive Offices)                     (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On February 24, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator and U.S. Bank National Association, as trustee (in such capacity, the "Trustee") of GSAA Home Equity Trust 2006-3, Asset-Backed Certificates, Series 2006-3 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class R and Class RC Certificates, with an aggregate scheduled principal balance as of February 1, 2006 of $997,484,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 22, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On February 24, 2006, GSAA Home Equity Trust 2006-3 (the "Trust") entered into one interest swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of February 24, 2006, among Countrywide Home Loans, Inc. ("Countrywide"), Countrywide Home Loans Servicing LP ("Countrywide Servicing"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The Countrywide Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, Countrywide, Countrywide Servicing, the Trustee and the Master Servicer. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of February 24, 2006, among First National Bank of Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, FNBN, the Trustee and the Master Servicer. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of February 24, 2006, among National City

Mortgage Co. ("NatCity"), the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, NatCity, the Trustee and the Master Servicer. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of February 24, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, GreenPoint, the Trustee and the Master Servicer. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "JPMorgan Step 1 Assignment Agreement") dated as of February 24, 2006, among JPMorgan Chase Bank, National Association ("JPMorgan"), the Company and GSMC. The JPMorgan Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "JPMorgan Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, JPMorgan, the Trustee and the Master Servicer. The JPMorgan Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of February 24, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, Avelo, the Trustee and the Master Servicer. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

      On February 24, 2006, the Company entered into an Assignment Agreement (the "Goldman Conduit Step 1 Assignment Agreement") dated as of February 24, 2006, among Countrywide Servicing, the Company and GSMC. The Goldman Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.15.

      On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "Goldman Conduit Step 2 Assignment Agreement") dated as of February 24, 2006, among the Company, Countrywide Servicing, the Trustee and the Master

Servicer. The Goldman Conduit Step 2 Assignment Agreement is annexed hereto as
Exhibit 99.16.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

      This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of GS Mortgage Securities Corp. previously filed on March 14, 2006 (Accession No. 0000905148-06-002297).

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

(c) Exhibits:                                                             Page:
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Exhibit 99.1      Master Servicing and Trust Agreement, dated as of February
                  1, 2006, among the Company, as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as Master Servicer, securities administrator and U.S. Bank National Association, as Trustee.

Exhibit 99.2 Swap Agreement, dated as of February 24, 2006, between the Trust and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Countrywide Step 1 Assignment Agreement, dated as of February 24, 2006, among Countrywide, Countrywide Servicing, the Company and GSMC.

Exhibit 99.4 Countrywide Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, Countrywide, Countrywide Servicing, the Trustee and the Master Servicer.


Exhibit 99.5 FNBN Step 1 Assignment Agreement, dated as of February 24, 2006, among FNBN, the Company and GSMC.

Exhibit 99.6 FNBN Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, FNBN, the Trustee and the Master Servicer.

Exhibit 99.7 NatCity Step 1 Assignment Agreement, dated as of February 24, 2006, among NatCity, the Company and GSMC.

Exhibit 99.8 NatCity Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, NatCity, the Trustee and the Master Servicer.

Exhibit 99.9 GreenPoint Step 1 Assignment Agreement, dated as of February 24, 2006, among GreenPoint, the Company and GSMC.

Exhibit 99.10 GreenPoint Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, GreenPoint, the Trustee and the Master Servicer.

Exhibit 99.11 JPMorgan Step 1 Assignment Agreement, dated as of February 24, 2006, among JPMorgan, the Company and GSMC.

Exhibit 99.12 JPMorgan Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, JPMorgan, the Trustee and the Master Servicer.

Exhibit 99.13 Avelo Step 1 Assignment Agreement, dated as of February 24, 2006, among Avelo, the Company and GSMC.

Exhibit 99.14 Avelo Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, Avelo, the Trustee and the Master Servicer.

Exhibit 99.15 Goldman Conduit Step 1 Assignment Agreement, dated as of February 24, 2006, among Countrywide Servicing, the Company and GSMC.

Exhibit 99.16 Goldman Conduit Step 2 Assignment Agreement, dated as of February 24, 2006, among the Company, Countrywide Servicing, the Trustee and the Master Servicer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   May 17, 2006


                                                 GS MORTGAGE SECURITIES CORP.



                                                 By:  /s/ Michelle Gill
                                                      ------------------------
                                                     Name:  Michelle Gill
                                                     Title: Vice President

                                                             Exhibit Index
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
Item 601(a) of                                             Description                                         Paper (P) or
Regulation S-K                                             -----------                                         Electronic (E)
--------------                                                                                                 --------------
      99.1             Master Servicing and Trust Agreement, dated as of February 1, 2006, among                     E
                       the Company, as depositor, Deutsche Bank National Trust Company, JPMorgan Chase
                       Bank, National Association and U.S. Bank National Association, as custodians,
                       JPMorgan Chase Bank, National Association, as Master Servicer, securities administrator and U.S. Bank National Association, as Trustee.
      99.2             Swap Agreement, dated as of February 24, 2006, between the Trust and Goldman                  E
                       Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.
      99.3             Countrywide Step 1 Assignment Agreement, dated as of February 24, 2006, among                 E
                       Countrywide, Countrywide Servicing, the Company and GSMC.
      99.4             Countrywide Step 2 Assignment Agreement, dated as of February 24, 2006, among                 E
                       the Company, Countrywide, Countrywide Servicing, the Trustee and the Master
                       Servicer.
      99.5             FNBN Step 1 Assignment Agreement, dated as of February 24, 2006, among FNBN,                  E
                       the Company and GSMC
      99.6             FNBN Step 2 Assignment Agreement, dated as of February 24, 2006, among the                    E
                       Company, FNBN, the Trustee and the Master Servicer.
      99.7             NatCity Step 1 Assignment Agreement, dated as of February 24, 2006, among                     E
                       NatCity, the Company and GSMC.
      99.8             NatCity Step 2 Assignment Agreement, dated as of February 24, 2006, among the                 E
                       Company, NatCity, the Trustee and the Master Servicer.
      99.9             GreenPoint Step 1 Assignment Agreement, dated as of February 24, 2006, among                  E
                       GreenPoint, the Company and GSMC.
     99.10             GreenPoint Step 2 Assignment Agreement, dated as of February 24, 2006, among                  E
                       the Company, GreenPoint, the Trustee and the Master Servicer.
     99.11             JPMorgan Step 1 Assignment Agreement, dated as of February 24, 2006, among                    E
                       JPMorgan, the Company and GSMC.
     99.12             JPMorgan Step 2 Assignment Agreement, dated as of February 24, 2006, among the                E
                       Company, JPMorgan, the Trustee and the Master Servicer.
     99.13             Avelo Step 1 Assignment Agreement, dated as of February 24, 2006, among Avelo,                E
                       the Company and GSMC.
     99.14             Avelo Step 2 Assignment Agreement, dated as of February 24, 2006, among the                   E
                       Company, Avelo, the Trustee and the Master Servicer.


     99.15             Goldman Conduit Step 1 Assignment Agreement, dated as of February 24, 2006,                   E
                       among Countrywide Servicing, the Company and GSMC.
     99.16             Goldman Conduit Step 2 Assignment Agreement, dated as of February 24, 2006,                   E
                       among the Company, Countrywide Servicing, the Trustee and the Master Servicer.